UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2023

NEW YORK COMMUNITY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31565	06-1377322
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

102 Duffy Avenue, Hicksville, New York 11801

(Address of principal executive offices)

(516) 683-4100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NYCB	New York Stock Exchange
Bifurcated Option Note Unit SecuritiES SM	NYCB PU	New York Stock Exchange
Fixed-to-Floating Rate Series A Noncumulative Perpetual Preferred Stock, $0.01 par value	NYCB PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 19, 2023, Flagstar Bank, N.A. ( “Flagstar”), a wholly owned subsidiary of New York Community Bancorp, Inc. (the “Company”), assumed substantially all of the deposits and certain identified liabilities and acquired certain assets and lines of business of Signature Bridge Bank, N.A. (“Signature Bank”), from the Federal Deposit Insurance Corporation (the “FDIC”), as receiver for Signature Bank (the “Acquisition”), pursuant to the terms of the Purchase and Assumption Agreement – All Deposits, dated March 19, 2023, among the FDIC, as receiver of Signature Bank, the FDIC and Flagstar (the “Agreement”). All regulatory approvals for the Acquisition, including approval from the Office of the Comptroller of the Currency, have been obtained, and the Acquisition has closed. Flagstar has not entered into any loss sharing agreement with the FDIC in connection with the Acquisition. The Acquisition was announced by press release on March 20, 2023.

In addition, as part of the consideration for the Acquisition, the Company has issued an Equity Appreciation Instrument to the FDIC. Under the terms of the Equity Appreciation Instrument, the FDIC has the opportunity to participate in any increase in the per share stock price of the Company’s common stock above $6.54 on or before March 31, 2023. Pursuant to the Equity Appreciation Instrument, upon exercise, the FDIC will receive a number of shares of the Company’s common stock equal to the Spread Amount divided by the Determination Price. The “Spread Amount” means the lesser of (A) $300 million and (B) the product of (x) 300,000,000 and (y) the amount by which the Determination Price exceeds $6.54. “Determination Price” means the average of the volume weighted average price of the Company’s common stock over the two NYSE trading days immediately prior to the exercise of the Equity Appreciation Instrument. If the Determination Price does not exceed $6.54, the Spread Amount is zero, and no common stock will be issuable under the Equity Appreciation Instrument. If the Equity Appreciation Instrument is not exercised by the FDIC on or before March 31, 2023, it will be of no further force and effect. The Equity Appreciation Instrument was issued to the FDIC in a private placement conducted pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated by reference into this Item 2.01.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated by reference into this Item 3.02.

Item 7.01.	Regulation FD Disclosure.

On March 20, 2023, the Company issued a press release announcing the Acquisition and made available an investor presentation regarding the Acquisition. Copies of the press release and investor presentation have been attached as Exhibits 99.1 and 99.2 to this Current Report and incorporated by reference herein.

Cautionary Statements Regarding Forward-Looking Information

This Current Report may include forward-looking statements by the Company and our authorized officers pertaining to such matters as our goals, intentions, and expectations regarding revenues, earnings, loan production, asset quality, capital levels, and acquisitions, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of probable losses on loans; our assessments of interest rate and other market risks; and our ability to achieve our financial and other strategic goals, including those related to our merger with Flagstar Bancorp, Inc., which was completed on December 1, 2022, our ongoing strategic relationship with Figure Technologies, Inc., and the Acquisition.

Forward-looking statements are typically identified by such words as “will,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward-looking statements speak only as of the date they are made; the Company does not assume any duty, and does not undertake, to update our forward-looking statements. Furthermore, because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results.

Our forward-looking statements are subject to the following principal risks and uncertainties: the effect of the COVID-19 pandemic, including the length of time that the pandemic continues, the potential imposition of future shelter in place orders or additional restrictions on travel in the future, the effect of the pandemic on the general economy and on the businesses of our borrowers and their ability to make payments on their obligations, the remedial actions and stimulus measures adopted by federal, state, and local governments; the inability of employees to work due to illness, quarantine, or government mandates; general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; changes in legislation, regulations, and policies; and a variety of other matters which, by their nature, are subject to significant uncertainties and/or are beyond our control. Our forward-looking statements are also subject to the following principal risks and uncertainties with respect to our merger with Flagstar Bancorp, which was completed on December 1, 2022, our ongoing restructuring of our mortgage business, our ongoing strategic relationship with Figure Technologies, Inc., and the Acquisition; the outcome of any legal proceedings that may be instituted against the Company or any other party to the Flagstar or Figure Technologies, Inc. transactions; the possibility that the anticipated benefits of the transactions, including the Acquisition, will not be realized when expected or at all; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the Company may be unable to achieve expected synergies and operating efficiencies in or as a result of the transactions within the expected timeframes or at all; revenues following the transactions may be lower than expected, and the occurrence of any event, change or other circumstances that could give rise to the right of any of the parties to the Figure Technologies, Inc. strategic relationship to terminate the agreements governing such relationship; and there can be no assurance that the Community Benefits Agreement entered into with NCRC, which was contingent upon the closing of the Company’s merger with Flagstar Bancorp, Inc., will achieve the results or outcome originally expected or anticipated by us as a result of changes to our business strategy, performance of the U.S. economy, or changes to the laws and regulations affecting us, our customers, communities we serve, and the U.S. economy (including, but not limited to, tax laws and regulations).

More information regarding some of these factors is provided in the Risk Factors section of our Annual Report on Form 10-K for the year ended December 31, 2022 and in other SEC reports we file. Our forward-looking statements may also be subject to other risks and uncertainties, including those we may discuss in this news release, on our conference call, during investor presentations, or in our SEC filings, which are accessible on our website and at the SEC’s website, www.sec.gov.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release announcing the Acquisition, dated March 20, 2023.

99.2	Written presentation distributed and made available to investors, dated March 20, 2023.

Exhibit 104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2023	NEW YORK COMMUNITY BANCORP, INC.

/s/ Salvatore J. DiMartino
	Name:	Salvatore J. DiMartino
	Title:	Executive Vice President and Chief of Staff to the CEO